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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 16, 2006

                              BRIGHTPOINT, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-23494                              35-1778566
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        (Commission File Number)           (IRS Employer Identification No.)

2601 Metropolis Parkway, Suite 210, Plainfield, Indiana                 46168
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       (Address of Principal Executive Offices)                       (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)

                  501 Airtech Parkway Plainfield, Indian 46168
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

Effective May 16, 2006, Brightpoint, Inc. (the "Company") has changed the address of its corporate headquarters from:

      Brightpoint, Inc.
      501 Airtech Parkway
      Plainfield, Indiana 46168

to:

      Brightpoint, Inc.
      2601 Metropolis Parkway
      Suite 210
      Plainfield, Indiana 46168.

In addition, on May 25, 2006, Robert F. Wagner and Richard W. Roedel, both members of the Company's Board of Directors, entered into Sales Plans with a brokerage firm under Securities Exchange Act Rule 10b5-1. Such plans allow a corporate insider to gradually diversify holdings of his company's common stock while minimizing any market effects of such trades by spreading them out over an extended period of time and eliminating any market concern that such trades were made by a person while in possession of material nonpublic information. Consistent with Rule 10b5-1, the Company's guidelines permit personnel to implement 10b5-1 trading plans provided that, among other things, they are not in possession of any material nonpublic information at the time that they adopt such plans.

Pursuant to the 10b5-1 plan entered into by Mr. Wagner, up to 25,284 shares of the Company's common stock may be traded. Pursuant to the 10b5-1 plan entered into by Mr. Roedel, shares underlying up to 50,000 options can be traded upon exercise of options contributed to the plan. All sales under the 10b5-1 plans are subject to the terms and conditions thereof, including predetermined minimum price conditions, and a maximum number of shares that can be sold per month. Mr. Wagner's 10b5-1 plan has a term of two years. Mr. Roedel's 10b5-1 plan has a term of one year.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivell
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                                           Steven E. Fivel
                                           Executive Vice President, General
                                           Counsel and Secretary

Date: May 26, 2006